                                                                   Exhibit 10.39


                           FALCON HOLDING GROUP, L.P.

                LIMITED PARTNERSHIP INTEREST PURCHASE AGREEMENT


         This Limited Partnership Interest Purchase Agreement is entered into as of July 15, 1996, by and among Falcon Holding Group, L.P., a Delaware limited partnership (the "Company"), Marc B. Nathanson, Trustee of the Falcon Cable Trust ("Nathanson") and Advance TV of California, Inc. ("Advance"). Nathanson and Advance are collectively referred to as the "Purchasers".

         A. The Company desires an infusion of capital and has offered to issue and sell certain of its limited partnership interests described below.

         B. The Purchasers have agreed to purchase such partnership interests on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the above and the representations, warranties, covenants and conditions set forth herein, the parties hereby agree as follows:

         1.      Purchase and Sale of Limited Partnership Interests.

                 1.1 Sale of Issuance of Partnership Interests. Subject to the terms and conditions of this Agreement, each of the Purchasers, severally and not jointly, agrees to purchase at the Closing, and the Company agrees to sell and issue to each of the Purchasers at the Closing, partnership interests (the "Partnership Interests") of the Company represented by a Percentage Interest and with an Adjusted Capital Contribution Account as set forth opposite such Purchaser's name on Schedule I for a Purchase Price as set forth on Schedule I.

                 1.2 Closing. The purchase and sale of the partnership interests being purchased by the Purchasers shall take place at the offices of the Company on such date no later than August 15, 1996, when all conditions of Closing are satisfied.

         2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, at and as of the date of the Closing, that the Company now or will have at the Closing, all requisite legal and partnership power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. All partnership action on the part of the Company that is necessary for the authorization, execution and delivery of this Agreement by the Company and for the issuance and delivery of the Company's partnership interest has been taken or will be taken prior to the Closing and this Agreement when executed and delivered by the Company (and assuming due execution and delivery by the Purchasers) shall constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms subject to (i) judicial principles respecting election of remedies or limiting the availability of specific performance, injunctive relief and other equitable remedies and (ii) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect generally relating to or affecting creditors' rights.

         3.      Representations, Warranties and Covenants of the Purchasers.

                 3.1 Due Execution. Each of the Purchasers represents and warrants and covenants, severally and not jointly, to the Company that this Agreement when executed and delivered by each of the Purchasers will constitute the valid and legally binding obligation of each of the Purchasers. All action required to be taken by or on behalf of each Purchaser in order for such Purchaser to execute and deliver and perform its obligations under this Agreement and to purchase the Partnership Interests have been taken or will be taken before the Closing. This Agreement when executed and delivered by each Purchaser (and assuming due execution and delivery by the Company) shall constitute the valid and binding obligation of each Purchaser enforceable against each Purchaser in accordance with its terms subject to the exceptions set forth in Clauses (i) and (ii) of Section 2.

                 3.2 Unregistered Securities. Each Purchaser understands that the Partnership Interests have not been registered under the Securities Act of 1933, as amended (the "Act") on the ground that the offer and sale of securities provided for in this Agreement is exempt from the registration requirements of the Act pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder, and that the Company's reliance on such exemption is predicated in part on Purchasers' representations set forth herein.

                 3.3 Qualified Purchasers. Each Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Act and by reason of the business or financial experience of its control persons has the capacity to protect its own interest in an investment in the Partnership Interests. Each Purchaser has had the opportunity to ask questions of the Company and to obtain any information requested concerning the Company and the accuracy of the information supplied, and all questions which have been asked on behalf of any Purchaser have been answered by the Company to the satisfaction of such Purchaser.

                 3.4 Investment Intent. The Partnership Interests are being acquired by each of the Purchasers for investment, for their own account, and not directly or indirectly for the account of any other person, and not with a view to or for sale in connection with any distribution of the Partnership Interests. Each of the Purchasers has no present intention of selling, granting participation in, or otherwise distributing the Partnership Interests. Each of the Purchasers does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any other third person, with respect to the Partnership Interests. Each of the Purchasers understands and acknowledges that this Agreement is being executed by the Company in reliance upon the foregoing representations and warranties.

                 3.5 No Public Market. Each of the Purchasers has been advised that no public market now exists for the Partnership Interests, that a public market may never exist and that each of the Purchasers therefore may have to hold the Partnership Interests indefinitely.

                 3.6 Restrictions on Transfer. Each of the Purchasers understands that if the Company does not register with the Securities and Exchange Commission (the "SEC"), pursuant to Section 12 or 15 of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the Act is not in effect when a Purchaser desires to sell the Partnership Interests, such Purchaser may be required to hold the Partnership Interests for an indeterminate period. Each of the Purchasers also understands that any sale of the Partnership Interests which might be made by a Purchaser in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

         4. Conditions to Closing. The obligation of each of the Purchasers and the Company to issue and purchase the Partnership Interests at the Closing is subject to each of the following conditions having been fulfilled on or prior to the applicable Closing or having been waived by the parties:

                 (a) The Company shall have acquired substantially all of the assets of Falcon Cable Systems Company, a California limited partnership and Falcon Cable Systems Company shall have distributed the net proceeds received from the Company to its unit holders.

                 (b) The Company shall have delivered to each Purchaser an Option Agreement to purchase additional partnership interests of the Company in the form set forth in Exhibits "A-1" and "A-2" attached hereto.

                 (c) The Company shall have amended Schedule V to its Third Amended and Restated Partnership Agreement dated as of December 28, 1995 as set forth in Exhibit "B" attached hereto.

         5.      Miscellaneous.

                 5.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

                 5.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                 5.3 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effective upon personal delivery, confirmation of telex or telecopy, or upon the fifth day following mailing by registered mail,postage prepaid, addressed
(a) if to Purchasers, at its address set forth on the records of the Company, or at such other address as it shall have furnished to the Company in writing,
(b) if to the Company at 10900 Wilshire Boulevard, Fifteenth Floor, Los Angeles, California 90024.

                 5.4 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable, the intent of the parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

                 5.5 Title and Subtitles. The titles and subtitles of this Agreement are intended for reference and shall not by themselves determine the construction or interpretation of this Agreement.

                 5.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                 5.7 Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and supersedes any and all prior agreements and understandings, whether oral or in writing.

                              * * * * * * * * * *

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                             FALCON HOLDING GROUP, L.P., a
                                             Delaware limited partnership

                                             By:     FALCON HOLDING GROUP, INC.,
                                                     a California corporation
                                                     its General Partner



                                             By:  /s/ STANLEY S. ITSKOWITCH
                                                  -----------------------------

                                                  Title EXECUTIVE VICE PRESIDENT
                                                       -------------------------

                                              FALCON CABLE TRUST



                                              By: /s/ MARC B. NATHANSON
                                                 -----------------------------
                                                  Marc B. Nathanson, Trustee


                                              ADVANCE TV OF CALIFORNIA, INC.,
                                              a California corporation



                                              By: /s/ GREG NATHANSON
                                                 ----------------------------
                                                  Greg Nathanson, Secretary

Schedule I       Allocation of Purchase Price

Exhibit "A-1"    Option Agreement - Nathanson

Exhibit "A-2"    Option Agreement - Advance

Exhibit "B"      Amended Schedule V to Third Amended and Restated Partnership
                 Agreement

                                   Schedule I

                              Interests Purchased
                              -------------------



                                    Purchase Price
                                  Capital Contribution              Percentage
Purchaser                              Account                       Interest
---------                         -------------------               ----------
Falcon Cable
Trust                                 $3,315,000                      0.89489%



Advance                                1,685,000                      0.45487
                                      ----------                      -------
                 Total                $5,000,000                      1.34976%

                                                                     EXHIBIT A-1

                           FALCON HOLDING GROUP, L.P.

                          PARTNERSHIP OPTION AGREEMENT



         This Agreement is made and entered into as of July 15, 1996, by and among Marc Nathanson, Trustee of the Falcon Cable Trust ("Nathanson") and Falcon Holding Group, L.P., a Delaware limited partnership ("FHGLP").

         WHEREAS, Nathanson is currently a limited partner in FHGLP pursuant to the Third Amended and Restated Agreement of Limited Partnership of FHGLP dated as of December 28, 1995 (the "Partnership Agreement");

         WHEREAS, Nathanson desires to acquire an option to purchase additional FHGLP partnership interests from FHGLP; and

         WHEREAS, FHGLP desires to cause Nathanson, under certain terms and conditions to purchase such partnership interests.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Defined Terms. Capitalized terms defined in the Partnership Agreement are used herein with the meanings so defined.

         2. Option. In consideration of the receipt of $5,000 and for other good and valuable consideration, FHGLP on the date hereof, irrevocably grants to the Nathanson the option to purchase partnership interests (the "Partnership Interests") of the Company represented by a Percentage Interest of 0.4429% which will have an Adjusted Capital Contribution Account equal to the Purchase Price (as defined below) (the "Optioned Interests") upon the terms and conditions set forth in this Agreement.

         3. Purchase Price. The purchase price for the Optioned Interests (the "Purchase Price") shall be the applicable Purchase Price on the date of exercise. The initial Purchase Price for the Optioned Interests for the first twelve months of this Agreement shall be $1,685,000. On each anniversary date of this Agreement, the Purchase Price for the next succeeding year shall be equal to 105% of the Purchase Price for the preceding year. The consideration received for the option shall be applied against the Purchase Price upon exercise of this option.

         4. Adjustments and Option. In the event that the outstanding Partnership Interests of FHGLP are changed into or exchanged for a different number or kind of units or partnership interests or any other securities of FHGLP by reasons of merger, consolidation, recapitalization or reclassification, or otherwise, the Optioned Interests subject to this option shall be appropriately and equitably adjusted in number and kind to the extent that after such event Nathanson's proportionate interest in

FHGLP as represented by the Optioned Interests shall be maintained as before the occurrence of such event.

         5. Expiration of the Option. This option may be exercised at any time until the first of the following events: (a) the expiration of ten (10) years from the date the option is granted, or (b) the effective date of (i) a merger or consolidation of FHGLP with another person, (ii) the acquisition by another person of all or substantially all the assets or a majority of the then outstanding partnership interests of FHGLP, or (iii) the dissolution and liquidation of FHGLP (collectively, the "Dissolution Events"). At least thirty
(30) days prior to the effective date of any Dissolution Event, FHGLP shall give Nathanson's notice of such event if this option has then not been exercised.

         6. FHGLP's Rights to Require Exercise of the Option. In the event this option has not been exercised on or before fifteen (15) days prior to a Dissolution Event, then FHGLP may require Nathanson to purchase the Optioned Interests prior to the date of such Dissolution Event. FHGLP may exercise its right to require Nathanson to exercise this option by delivery to Nathanson a notice in writing signed on behalf of FHGLP stating that Nathanson is required pursuant to this Paragraph 6 to exercise the option and upon the receipt of such notice by Nathanson, Nathanson shall be considered to have provided the requisite notice under Paragraph 7 and to have exercised this option.

         7. Manner of Exercise. This option may be exercised by Nathanson by delivery to FHGLP by a notice in writing signed by Nathanson stating that the option is thereby exercised. In the case of any exercise other than in connection with a Dissolution Event, the Purchase Price shall be paid either by
(i) cash or check of the Purchase Price for the Optioned Interests or (ii) the transfer by Nathanson of other Partnership Interests of FHGLP owned by Nathanson at their then fair market value on the date the option is exercised in an amount equal to the Purchase Price of the Optioned Interests. In the case of an exercise in connection with a Dissolution Event, the obligation to pay the Purchase Price shall be non-recourse to Nathanson and the Purchase Price shall be paid solely out of distributions otherwise payable to Nathanson by FHGLP with respect to the Optioned Interests and any other Partnership Interests in FHGLP then held by Nathanson. FHGLP is expressly authorized to withhold distributions with respect to the Optioned Interests and any other Partnership Interests of Nathanson and to apply such withholdings to the Purchase Price of the Optioned Interests.

         8. Rights as a Partner. Nathanson shall not be nor have any rights and privileges of a Partner in FHGLP with respect to the Optioned Interests until this option is fully exercised.

         9.      Investment Representation.

                 9.1 Unregistered Securities. Nathanson understands that neither the option granted by this Agreement the Partnership

Interests covered thereby have been registered under the Securities Act of 1933, as amended (the "Act") on the ground that the offer and sale of securities provided for in this Agreement is exempt from the registration requirements of the Act pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder, and that the Company's reliance on such exemption is predicated in part on Nathanson's representations set forth herein.

                 9.2 Qualified Investor. Nathanson is an "accredited investor" as defined in Regulation D promulgated under the Act and by reason of the business or financial experience of its control persons has the capacity to protect its own interest in an investment in the Partnership Interests. Nathanson has had the opportunity to ask questions of the Company and to obtain any information requested concerning the Company and the accuracy of the information supplied, and all questions which have been asked on behalf of Nathanson have been answered by the Company to the satisfaction of Nathanson.

                 9.3 Investment Intent. The rights under this Agreement and the Partnership Interests covered hereby are being or will be acquired by Nathanson for investment, for his own account, and not directly or indirectly for the account of any other person, and not with a view to or for sale in connection with any distribution of the Partnership Interests. Nathanson has no present intention of selling, granting participation in, or otherwise distributing the Partnership Interests. Nathanson does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any other third person, with respect to the Partnership Interests. Nathanson understands and acknowledges that this Agreement is being executed by the Company in reliance upon the foregoing representations and warranties.

                 9.4 No Public Market. Nathanson has been advised that no public market now exists for the Partnership Interests, that a public market may never exist and that each of the Purchasers therefore may have to hold the Partnership Interests indefinitely.

                 9.5 Restrictions on Transfer. Nathanson understands that if the Company does not register with the Securities and Exchange Commission (the "SEC"), pursuant to Section 12 or 15 of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the Act is not in effect when Nathanson desires to sell the Partnership Interests, Nathanson may be required to hold the Partnership Interests for an indeterminate period. Nathanson also understands that any sale of the Partnership Interests which might be made by Nathanson in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

         10. Amendments. The provisions of this Agreement may be waived, offered, amended, modified or appealed in whole or in part only by the written consent of all parties to this Agreement.

         11. Successors and Assigns. This Agreement shall be binding on and enforceable by and against the parties to it and their respective heirs, legal representatives and successors.

         12. Notices. Any notice under or pursuant to this Agreement shall be in writing and shall be delivered either by personal delivery, by telecopier or similar electronic medium or by overnight courier addressed as follows:

         If to FHGLP:                              Falcon Holding Group, L.P.
                                                   10900 Wilshire Boulevard
                                                   Fifteenth Floor
                                                   Los Angeles, CA  90024

         If to Nathanson:                          Marc B. Nathanson, Trustee
                                                   Falcon Cable Trust
                                                   10900 Wilshire Boulevard
                                                   Fifteenth Floor
                                                   Los Angeles, CA  90024

All such notices shall be effective when delivered or received at the office or by the party receiving such notice.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                              * * * * * * * * * *

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                                FALCON HOLDING GROUP, L.P., a
                                                Delaware limited partnership
                                                By Falcon Holding Group, Inc.
                                                its general partner



                                                 By_____________________________

                                                   Title________________________



                                                 FALCON CABLE TRUST



                                                 By_____________________________
                                                    Marc Nathanson, Trustee

                                                                     EXHIBIT A-2

                           FALCON HOLDING GROUP, L.P.

                          PARTNERSHIP OPTION AGREEMENT
                                      FOR
                         ADVANCE TV OF CALIFORNIA, INC.



         This Agreement is made and entered into as of July 15, 1996, by and among Advance TV of California, Inc. ("Advance") and Falcon Holding Group, L.P., a Delaware limited partnership ("FHGLP").

         WHEREAS, Advance is currently a limited partner in FHGLP pursuant to the Third Amended and Restated Agreement of Limited Partnership of FHGLP dated as of December 28, 1995 (the "Partnership Agreement");

         WHEREAS, Advance desires to acquire an option to purchase additional FHGLP partnership interests from FHGLP; and

         WHEREAS, FHGLP desires to cause Advance, under certain terms and conditions to purchase such partnership interests.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Defined Terms. Capitalized terms defined in the Partnership Agreement are used herein with the meanings so defined.

         2. Option. In consideration of the receipt of $20,000 and for other good and valuable consideration, FHGLP on the date hereof, irrevocably grants to the Nathanson the option to purchase partnership interests (the "Partnership Interests") of the Company represented by a Percentage Interest of 2.1856% which will have an Adjusted Capital Contribution Account equal to the Purchase Price (as defined below) (the "Optioned Interests") upon the terms and conditions set forth in this Agreement.

         3. Purchase Price. The purchase price for the Optioned Interests (the "Purchase Price") shall be the applicable Purchase Price on the date of exercise. The initial Purchase Price for the Optioned Interests for the first twelve months of this Agreement shall be $8,315,000. On each anniversary date of this Agreement, the Purchase Price for the next succeeding year shall be equal to 105% of the Purchase Price for the preceding year. The consideration received for the option shall be applied against the Purchase Price upon exercise of this option.

         4. Adjustments and Option. In the event that the outstanding Partnership Interests of FHGLP are changed into or exchanged for a different number or kind of units or partnership interests or any other securities of FHGLP by reasons of merger, consolidation, recapitalization or reclassification, or otherwise, the Optioned Interests subject to this option shall be appropriately and equitably adjusted in number and kind to the extent that after such event Advance's proportionate interest in

FHGLP as represented by the Optioned Interests shall be maintained as before the occurrence of such event.

         5. Expiration of the Option. This option may be exercised at any time until the first of the following events: (a) the expiration of ten (10) years from the date the option is granted, or (b) the effective date of (i) a merger or consolidation of FHGLP with another person, (ii) the acquisition by another person of all or substantially all the assets or a majority of the then outstanding partnership interests of FHGLP, or (iii) the dissolution and liquidation of FHGLP (collectively, the "Dissolution Events"). At least thirty
(30) days prior to the effective date of any Dissolution Event, FHGLP shall give Advance's notice of such event if this option has then not been exercised.

         6. FHGLP's Rights to Require Exercise of the Option. In the event this option has not been exercised on or before fifteen (15) days prior to a Dissolution Event, then FHGLP may require Advance to purchase the Optioned Interests prior to the date of such Dissolution Event. FHGLP may exercise its right to require Advance to exercise this option by delivery to Advance a notice in writing signed on behalf of FHGLP stating that Advance is required pursuant to this Paragraph 6 to exercise the option and upon the receipt of such notice by Advance, Advance shall be considered to have provided the requisite notice under Paragraph 7 and to have exercised this option.

         7. Manner of Exercise. This option may be exercised by Advance by delivery to FHGLP by a notice in writing signed by Advance stating that the option is thereby exercised. In the case of any exercise other than in connection with a Dissolution Event, the Purchase Price shall be paid either by
(i) cash or check of the Purchase Price for the Optioned Interests or (ii) the transfer by Advance of other Partnership Interests of FHGLP owned by Advance at their then fair market value on the date the option is exercised in an amount equal to the Purchase Price of the Optioned Interests. In the case of an exercise in connection with a Dissolution Event, the obligation to pay the Purchase Price shall be non-recourse to Advance and the Purchase Price shall be paid solely out of distributions otherwise payable to Advance by FHGLP with respect to the Optioned Interests and any other Partnership Interests in FHGLP then held by Advance. FHGLP is expressly authorized to withhold distributions with respect to the Optioned Interests and any other Partnership Interests of Advance and to apply such withholdings to the Purchase Price of the Optioned Interests.

         8. Rights as a Partner. Advance shall not be nor have any rights and privileges of a Partner in FHGLP with respect to the Optioned Interests until this option is fully exercised.

         9.      Investment Representation.

                 9.1 Unregistered Securities. Advance understands that neither the option granted by this Agreement the Partnership Interests covered thereby have been registered under the Securities Act of 1933, as amended (the "Act") on the ground that the offer and sale of securities provided for in this Agreement is exempt from the registration requirements of the Act pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder, and that the Company's reliance on such exemption is predicated in part on Advance's representations set forth herein.

                 9.2 Qualified Investor. Advance is an "accredited investor" as defined in Regulation D promulgated under the Act and by reason of the business or financial experience of its control persons has the capacity to protect its own interest in an investment in the Partnership Interests.
Advance has had the opportunity to ask questions of the Company and to obtain any information requested concerning the Company and the accuracy of the information supplied, and all questions which have been asked on behalf of Advance have been answered by the Company to the satisfaction of Advance.

                 9.3 Investment Intent. The rights under this Agreement and the Partnership Interests covered hereby are being or will be acquired by Advance for investment, for its own account, and not directly or indirectly for the account of any other person, and not with a view to or for sale in connection with any distribution of the Partnership Interests. Advance has no present intention of selling, granting participation in, or otherwise distributing the Partnership Interests. Advance does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations, to such person or to any other third person, with respect to the Partnership Interests. Advance understands and acknowledges that this Agreement is being executed by the Company in reliance upon the foregoing representations and warranties.

                 9.4 No Public Market. Advance has been advised that no public market now exists for the Partnership Interests, that a public market may never exist and that Advance therefore may have to hold the Partnership Interests indefinitely.

                 9.5 Restrictions on Transfer. Advance understands that if the Company does not register with the Securities and Exchange Commission (the "SEC"), pursuant to Section 12 or 15 of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the Act is not in effect when Advance desires to sell the Partnership Interests, Advance may be required to hold the Partnership Interests for an indeterminate period. Advance also understands that any sale of the Partnership Interests which might be made by Advance in reliance upon Rule 144 under the Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

         10. Amendments. The provisions of this Agreement may be waived, offered, amended, modified or appealed in whole or in part only by the written consent of all parties to this Agreement.

         11. Successors and Assigns. This Agreement shall be binding on and enforceable by and against the parties to it and their respective heirs, legal representatives and successors.

         12. Notices. Any notice under or pursuant to this Agreement shall be in writing and shall be delivered either by personal delivery, by telecopier or similar electronic medium or by overnight courier addressed as follows:

         If to FHGLP:                             Falcon Holding Group, L.P.
                                                  10900 Wilshire Boulevard
                                                  Fifteenth Floor
                                                  Los Angeles, CA  90024

        If to Advance:                            Advance TV of California, Inc.
                                                  10900 Wilshire Boulevard
                                                  Fifteenth Floor
                                                  Los Angeles, CA  90024
                                                  Attn:  Marc Nathanson

All such notices shall be effective when delivered or received at the office or by the party receiving such notice.

         13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                              * * * * * * * * * *

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                                                 FALCON HOLDING GROUP, L.P., a
                                                 Delaware limited partnership
                                                 By Falcon Holding Group, Inc.
                                                 its general partner



                                                 By_____________________________

                                                   Title________________________



                                                  ADVANCE TV OF CALIFORNIA, INC.



                                                 By_____________________________
                                                    Greg Nathanson, Secretary

                                                                      EXHIBIT B

                                  SCHEDULE ??
                                       TO
                        AGREEMENT OF LIMITED PARTNERSHIP

-----------------------------------------------------------------------------------------------------------------------------------
                                                Revised         Revised                         Paragraph (i)     Paragraph (ii)
Partner (Class A and B Only)                    Post First      For FCSC                            Units             Units
Partner                                         Contribution    Acquisition                     (All Partners)  (Class A Partners)
-----------------------------------------------------------------------------------------------------------------------------------
Advanced Company, Ltd.                           4,378,398.94                    4,378,398,94       1,108.24            145.97
-----------------------------------------------------------------------------------------------------------------------------------
Advanced TV of California, Inc.                 11,385,151.07   1,685,00,00     13,070,151.07       3,308.25              --
-----------------------------------------------------------------------------------------------------------------------------------
BancBoston Capital, Inc.                         2,911,143.65                    2,911,143.85         736.85              --
-----------------------------------------------------------------------------------------------------------------------------------
Baxt. L. Leonard                                   280,293.11                      280,293.11          70.95             10.70
-----------------------------------------------------------------------------------------------------------------------------------
Blackhawk Holding Company, Inc.                 22,836,808.43                   22,836,808.43       5,780.34            691.69
-----------------------------------------------------------------------------------------------------------------------------------
Boston Ventures IIA Investment Corp.               678,459.40                      678,459.40         171.73              --
-----------------------------------------------------------------------------------------------------------------------------------
Boston Ventures Limited Partnership II          26,249,616.23                   26,249.616.23       6,644.17              --
-----------------------------------------------------------------------------------------------------------------------------------
DIS INVESTMENTS, INC.                           10,551,903.63                   10,551,903.63       2,670.85              --
-----------------------------------------------------------------------------------------------------------------------------------
Falcon Cable Trust                              40,203,516.70   3,315,000.00    43,518,516.70      11,015.19          2,862.31
-----------------------------------------------------------------------------------------------------------------------------------
Falcon First, LLC                                8,072,727.03                    8,072,727.03       2,043.33
-----------------------------------------------------------------------------------------------------------------------------------
Falcon Holding Group, Inc.                      43,076,082.56                   43,076,082.56      10,903.20            291.47
-----------------------------------------------------------------------------------------------------------------------------------
Hellman & Friedman Capital Partners             35,256,842.48                   35,256,842.48       8,924.04              --
-----------------------------------------------------------------------------------------------------------------------------------
Hellman & Friedman Capital Partners II, L.P.    99,378,030.13                   99,378,030.13      25,154.07          1,368.13
-----------------------------------------------------------------------------------------------------------------------------------
Frank Inuso                                      5,616,802.31                    5,616,802.31       1,421.70            386.10
-----------------------------------------------------------------------------------------------------------------------------------
Stanley Itskowitch                               1,962.202.35                    1,962,202.35         496.66            148.02
-----------------------------------------------------------------------------------------------------------------------------------
LEEWAY & CO.                                    21,103,807.25                   21,103,807.25       5,341.69              --
-----------------------------------------------------------------------------------------------------------------------------------
MLC Investors, L.P.                             21,297,064.74                   21,297,064.74       5,390.61              --
-----------------------------------------------------------------------------------------------------------------------------------
Michael Menerey                                    166,152.57                      166,152.57          42.06             25.43
-----------------------------------------------------------------------------------------------------------------------------------
Nathanson Family Trust                             995,958.96                      995,958.96         252.09            152.33
-----------------------------------------------------------------------------------------------------------------------------------
Greg Nathanson                                     399,561.06                      399,561.06         101.13             44.04
-----------------------------------------------------------------------------------------------------------------------------------
James Pinto                                        727,788.22                      727,788.22         184.21              --
-----------------------------------------------------------------------------------------------------------------------------------
Steven Rattner                                   1,065,118.32                    1,065,118.32         269.60             40.64
-----------------------------------------------------------------------------------------------------------------------------------
Cameron Rogers Trust                               145,557.66                      145,557.66          36.84              --
-----------------------------------------------------------------------------------------------------------------------------------
William L. Rogers                                  582,228.56                      582,228.56         147.37              --
-----------------------------------------------------------------------------------------------------------------------------------
Toronto Dominion Investments, Inc.               2,911,143.85                    2,911,143.85         736.85              --
-----------------------------------------------------------------------------------------------------------------------------------
Lillane Viadimirschi                             3,203,733.85                    3,203,733.85         810.91             70.23
-----------------------------------------------------------------------------------------------------------------------------------
Total                                             365,436,091      5,000,000      370,436,091      93,762.95          6,237.05
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Total
Class C Partners                                                                                    Units
-----------------------------------------------------------------------------------------------------------------------------------
Falcon First LLC                                                                                  51,373,293
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Partner (Class A and B Only)                    Total           Percentage      Voting
Partner                                         Units           Interest        Percentage
-------------------------------------------------------------------------------------------------
Advanced Company, Ltd.                           1,254.21         1.25421%        1.25421%
-------------------------------------------------------------------------------------------------
Advanced TV of California, Inc.                  3,308.25         3.30825%        3.30825%
-------------------------------------------------------------------------------------------------
BancBoston Capital, Inc.                           736.85         0.73685%        0.73685%
-------------------------------------------------------------------------------------------------
Baxt. L. Leonard                                    81.64         0.08164%        0.08164%
-------------------------------------------------------------------------------------------------
Blackhawk Holding Company, Inc.                  6,472.03         6.47203%        6.47203%
-------------------------------------------------------------------------------------------------
Boston Ventures IIA Investment Corp.               171.73         0.17173%        0.17173%
-------------------------------------------------------------------------------------------------
Boston Ventures Limited Partnership II           6,644.17         6.64417%        6.64417%
-------------------------------------------------------------------------------------------------
DIS INVESTMENTS, INC.                            2,870.85         2.67085%        2.67085%
-------------------------------------------------------------------------------------------------
Falcon Cable Trust                              13,877.50        13.87750%       13,87750%
-------------------------------------------------------------------------------------------------
Falcon First, LLC                                2,043.33         2.04333%        2.04333%
-------------------------------------------------------------------------------------------------
Falcon Holding Group, Inc.                      11,194.67        11.19467%        9.06011%
-------------------------------------------------------------------------------------------------
Hellman & Friedman Capital Partners              8,924.04         8.92404%        8.92404%
-------------------------------------------------------------------------------------------------
Hellman & Friedman Capital Partners II, L.P.    26,522.21        26.52221%       25.65677%
-------------------------------------------------------------------------------------------------
Frank Inuso                                      1,807.80         1.80780%        1.80780%
-------------------------------------------------------------------------------------------------
Stanley Itskowitch                                 644.69         0.64469%        0.64469%
-------------------------------------------------------------------------------------------------
LEEWAY & CO.                                     5,341.69         5.34169%        5.34169%
-------------------------------------------------------------------------------------------------
MLC Investors, L.P.                              5,390.61         5.39061%        5,39061%
-------------------------------------------------------------------------------------------------
Michael Menerey                                     67.49         0.06749%        0.06749%
-------------------------------------------------------------------------------------------------
Nathanson Family Trust                             404.42         0.40442%        0.40442%
-------------------------------------------------------------------------------------------------
Greg Nathanson                                     145.18         0.14518%        0.14518%
-------------------------------------------------------------------------------------------------
James Pinto                                        184.21         0.18421%        0.18421%
-------------------------------------------------------------------------------------------------
Steven Rattner                                     310.24         0.31024%        0.31024%
-------------------------------------------------------------------------------------------------
Cameron Rogers Trust                                36.84         0.03684%        0.03684%
-------------------------------------------------------------------------------------------------
William L. Rogers                                  147.37         0.14737%        0.14737%
-------------------------------------------------------------------------------------------------
Toronto Dominion Investments, Inc.                 736.85         0.73685%        0.73685%
-------------------------------------------------------------------------------------------------
Lillane Viadimirschi                               881.14         0.88114%        0.88114%
-------------------------------------------------------------------------------------------------
Total                                             100,000       100.00000%      100.00000%
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                                                                Percentage       Voting
Class C Partners                                                Interests       Interests
-------------------------------------------------------------------------------------------------
Falcon First LLC                                                100.00000%        0.00000%
-------------------------------------------------------------------------------------------------

SCHVPF.XLS                                                              7/30/96